Deferred share units	12 Months Ended
Dec. 31, 2025
Deferred Share Units
Deferred share units

18.	Deferred share units

The Company grants deferred share units (“DSUs”) to members of its Board of Directors and DSUs cannot be redeemed until the holder is no longer a director of the Company. Under the terms of the Long-Term Incentive Plan (“LTIP”), DSUs vest immediately and can either be settled via equity issuance or a cash payment, which is determined by the Board of Directors on the date of issuance for each grant. Each DSU settled by the issuance of one common share of the Company, net of applicable withholding taxes, is classified as equity-settled, while the DSUs settled by cash payment are classified as cash-settled.

Cash-settled deferred share units

Cash-settled DSU activity for the year ended December 31, 2025, was as follows:

	Units	Amount
	#	$
Balance – January 1, 2025	12,250	48
Exercised	(12,250)	(42)
Change in fair value of cash-settled DSUs	-	(6)
Balance – December 31, 2025	-	-

The method and inputs used in estimating the fair value of DSUs on the acquisition date are described in Note 5. The fair value of the liability, classified as DSU liability, is subsequently remeasured at each reporting date and at settlement date, with changes in fair value recognized in profit or loss.

Equity-settled deferred share units

The compensation expense for the year ended December 31, 2025, was $nil (2024 - $411) and is presented in selling, general and administrative expenses. Equity-settled DSU activity for the years ended December 31, 2025, 2024 and 2023, was as follows:

	2025	Amount
	#	$
Balance – December 31, 2023	-	-
Granted	65,000	411
Exercised	(12,500)	(79)
Balance – December 31, 2024	52,500	332
Exercised	(25,000)	(84)
Balance – December 31, 2025	27,500	248

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023

(in thousands of US dollars, except share and per share data and where otherwise noted)